STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	16
Beginning Date of Collection Period	20-Oct-03
End Date of Collection Period	19-Nov-03
Payment Date	20-Nov-03
Previous Payment Date	20-Oct-03

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	33,878,827.77
Principal Collections	28,612,831.54
Interest Collections (net of servicing fee and principal recoveries)	4,982,713.53
Servicing Fee	282,897.70
Principal Recoveries	385.00
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	33,878,827.77
Interest Paid to Notes	689,036.27
Principal Paid to Notes	29,100,433.86
Transferor - pursuant to 5.01 (a) (xii)	3,806,459.94
Servicing Fee	282,897.70

Balance Reconciliation

Beginning Pool Balance	678,954,477.86
Principal Collections (including repurchases)	28,612,831.54
Losses	487,602.32
Ending Pool Balance	649,854,044.00

Collateral Performance
Cash Yield (% of beginning balance)	9.31%
Loss Rate (net of principal recoveries; % of beginning balance)	0.86%
Net Yield	8.45%
Cumulative Losses (% of original pool balance)	0.22%
Delinquent Loans
One Payment Principal Balance of loans	37,180,498.39
One Payment Number of loans	337
Two Payments Principal Balance of loans	8,960,086.99
Two Payments Number of loans	86
Three+ Payments Principal Balance of loans	48,717,325.72
Three+ Payments Number of loans	458

Two+ Payments Delinquency Percentage	8.88%
Two+ Payments Rolling Average	8.38%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	5,805
Number outstanding end of period	5,575
Number of REO	70
Principal Balance of REO	6,903,281.06

Overcollateralization
Begin OC Amount	135,613,946.18
OC Release Amount	0.00
Extra Principal Payment Amount	-
End OC Amount	135,613,946.18

Target OC Amount	135,613,946.18
Interim OC Amount	135,613,946.18
Interim OC Deficiency	-

Monthly Excess Cashflow	3,806,459.94
Principal Payment Amount	28,612,831.54
Principal Collections	28,612,831.54
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.00
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1-mo. Libor plus 30bps)	1.42000%
Class A Note Rate	1.42000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.77000%
Class M Note Rate	1.77000%
Available Funds Cap	8.85175%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	28.320286
2. Principal Payment per $1,000	27.688145
3. Interest Payment per $1,000	0.632141

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.42000%
2. Days in Accrual Period	31

3. Class A Interest Due	564,369.89
4. Class A Interest Paid	564,369.89
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	461,547,388.96
2. Class A Principal Due	24,719,726.36
3. Class A Principal Paid	24,719,726.36
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	436,827,662.60

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance	0.4892832
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.6721935

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	28.476095
2. Principal Payment per $1,000	27.688145
3. Interest Payment per $1,000	0.787951

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.77000%
2. Days in Accrual Period	31

3. Class M Interest Due	124,666.38
4. Class M Interest Paid	124,666.38
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	81,793,142.72
2. Class M Principal Due	4,380,707.50
3. Class M Principal Paid	4,380,707.50
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	77,412,435.22

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance	0.4892832
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1191228